SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

XPO Logistics, Inc. (“XPO”) issued a press release on August 14, 2014, announcing the pricing of its private placement of senior notes due 2019 (the “Notes”) that was launched on August 11, 2014. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The closing of the private placement offering is expected to occur on August 25, 2014, subject to customary closing conditions. The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and, outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offers of the Notes will be made only by means of a private offering memorandum.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

99.1	XPO Logistics, Inc. Press Release, dated August 14, 2014†

†	“Furnished” and not “filed” for purposes of the Exchange Act.

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of XPO’s pending acquisition of New Breed Holding Company (“New Breed”), including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals and the satisfaction of other conditions to consummation of the New Breed transaction; the ability to realize anticipated synergies and cost savings with respect to acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including New Breed’s management team; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; XPO’s ability to successfully integrate New Breed and other acquired businesses; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this report are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.
Date: August 14, 2014	/s/ Gordon E. Devens
Gordon E. Devens Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Document

99.1	XPO Logistics, Inc. Press Release, dated August 14, 2014†

†	“Furnished” and not “filed” for purposes of the Exchange Act.